Schedule of Investments PIMCO StocksPLUS® Global Portfolio	March 31, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 101.4% ¤
ASSET-BACKED SECURITIES 25.6%
CAYMAN ISLANDS 10.2%
American Money Management Corp. CLO Ltd. 1.111% due 04/17/2029 •		$1,783	$1,782
Apidos CLO 1.141% due 07/18/2029 •		400	396
Arbor Realty Commercial Real Estate Notes Ltd.
1.367% due 12/15/2035 •		1,200	1,185
1.497% due 05/15/2036 •		100	99
ASSURANT CLO Ltd. 1.294% due 10/20/2031 •		1,300	1,291
BDS Ltd. 1.541% due 08/15/2036 •		624	622
Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •		500	496
1.321% due 07/15/2032 •		1,300	1,290
Brightspire Capital Ltd. 1.599% due 08/19/2038 •		100	99
BSPRT Issuer Ltd. 1.497% due 03/15/2036 •		1,900	1,877
Carlyle Global Market Strategies CLO Ltd.
1.339% due 04/22/2032 •		1,300	1,285
1.409% due 08/14/2030 •		1,200	1,200
Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		250	250
1.399% due 10/23/2031 •		1,200	1,184
Gallatin CLO Ltd. 1.305% due 01/21/2028 •		600	598
LCM LP 1.334% due 04/20/2031 •		600	596
Mountain View CLO LLC 1.281% due 01/16/2031 •		2,300	2,288
Oaktree CLO Ltd. 1.369% due 04/22/2030 •		1,300	1,292
Palmer Square Loan Funding Ltd. 1.054% due 07/20/2029 •		351	350
Sound Point CLO Ltd.
1.304% due 10/20/2028 •		373	372
2.054% due 07/20/2032 •		600	598
Starwood Commercial Mortgage Trust 1.668% due 04/18/2038 •		1,000	994
Venture CLO Ltd.
1.121% due 07/15/2027 •		210	210
1.244% due 07/20/2030 •		1,200	1,200
1.384% due 04/20/2032 •		250	249
Wellfleet CLO Ltd. 1.144% due 07/20/2029 •		1,075	1,070

Total Cayman Islands			22,873

IRELAND 0.5%
Accunia European CLO DAC 0.950% due 07/15/2030 •	EUR	377	415
BlueMountain Fuji EUR CLO DAC 0.720% due 01/15/2031 •		450	494

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

Toro European CLO DAC 0.920% due 07/15/2030 •	242	268

Total Ireland		1,177

JAPAN 0.3%
Oscar U.S. Funding LLC 2.820% due 04/10/2029 «	$700	669

Total Japan		669

JERSEY, CHANNEL ISLANDS 0.5%
Saranac CLO Ltd. 1.646% due 08/13/2031 •	1,200	1,196

Total Jersey, Channel Islands		1,196

UNITED STATES 14.1%
ACC Auto Trust 1.080% due 04/15/2027	408	404
Affirm Asset Securitization Trust 1.030% due 08/17/2026	1,400	1,339
Avant Loans Funding Trust 1.210% due 07/15/2030	700	677
CIG Auto Receivables Trust 1.490% due 08/12/2026	1,300	1,255
CIT Mortgage Loan Trust 1.807% due 10/25/2037 •	144	144
College Avenue Student Loans LLC 1.257% due 06/25/2052 •	1,430	1,407
Countrywide Asset-Backed Certificates 0.737% due 12/25/2046 •	850	813
Countrywide Asset-Backed Certificates Trust 0.937% due 10/25/2046 •	600	585
Encina Equipment Finance LLC
0.500% due 09/15/2025	83	83
0.740% due 12/15/2026	150	148
Foursight Capital Automobile Receivables Trust
1.310% due 07/15/2027	400	381
2.600% due 01/15/2026	200	198
3.070% due 04/15/2025	900	904
3.270% due 06/16/2025	700	705
FREED ABS Trust
0.680% due 06/19/2028	134	134
1.010% due 11/20/2028	800	779
1.910% due 03/19/2029	700	683
Hertz Vehicle Financing LLC 1.210% due 12/26/2025	1,000	948
Lendingpoint Asset Securitization Trust 1.110% due 02/15/2029	905	892
LL ABS Trust 1.070% due 05/15/2029	565	550
Mariner Finance Issuance Trust 1.860% due 03/20/2036	800	732
MF1 Ltd. 2.143% due 11/15/2035 •	900	902
Morgan Stanley Home Equity Loan Trust 0.967% due 02/25/2036 •	652	623
Navient Private Education Loan Trust 1.847% due 07/16/2040 •	420	421
Navient Private Education Refi Loan Trust 0.940% due 07/15/2069	725	685
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.877% due 11/25/2035 •	98	98
1.087% due 02/25/2036 •	100	96
Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	1,085	1,064
1.530% due 08/15/2029	1,213	1,186
2.030% due 10/15/2029	900	884
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.627% due 03/25/2035 •	106	103
2.182% due 02/25/2035 •	691	683
Santander Drive Auto Receivables Trust 3.980% due 12/15/2025	1,192	1,201
SLC Student Loan Trust 1.373% due 11/25/2042 •	498	499
SLM Private Credit Student Loan Trust 1.156% due 06/15/2039 •	1,512	1,458
SMB Private Education Loan Trust
1.117% due 01/15/2037 •	118	117
1.197% due 01/15/2053 •	490	490
1.290% due 07/15/2053	417	397
1.310% due 07/17/2051	636	605
1.340% due 03/17/2053	1,090	1,035

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

SoFi Professional Loan Program LLC
1.407% due 01/25/2039 •		12	12
1.557% due 10/27/2036 •		32	32
SoFi Professional Loan Program Trust 2.540% due 05/15/2046		782	771
Terwin Mortgage Trust 0.777% due 07/25/2037 •		786	781
Theorem Funding Trust 1.210% due 12/15/2027		579	571
Tricolor Auto Securitization Trust 0.740% due 04/15/2024		480	478
Upstart Securitization Trust
1.310% due 11/20/2031		690	660
3.120% due 03/20/2032 (a)		1,600	1,590
Veros Auto Receivables Trust 0.920% due 10/15/2026		439	434

Total United States			31,637

Total Asset-Backed Securities (Cost $58,546)			57,552

CORPORATE BONDS & NOTES 7.2%
CAYMAN ISLANDS 0.2%
INDUSTRIALS 0.2%
Sands China Ltd.
5.125% due 08/08/2025		300	299
3.800% due 01/08/2026		200	190

			489

Total Cayman Islands			489

DENMARK 0.2%
BANKING & FINANCE 0.2%
Danske Bank AS 1.863% (US0003M + 1.060%) due 09/12/2023 ~		400	401

Total Denmark			401

FRANCE 0.2%
BANKING & FINANCE 0.2%
Societe Generale SA
7.375% due 10/04/2023 •(e)(f)		200	204
7.875% due 12/18/2023 •(e)(f)		300	314

			518

Total France			518

GERMANY 0.3%
BANKING & FINANCE 0.3%
Deutsche Bank AG
2.222% due 09/18/2024 •		400	392
1.000% due 11/19/2025 •	EUR	200	217

			609

Total Germany			609

IRELAND 0.1%
BANKING & FINANCE 0.1%
AerCap Ireland Capital DAC 2.450% due 10/29/2026		$200	185

Total Ireland			185

JAPAN 0.5%
BANKING & FINANCE 0.1%
Mizuho Financial Group, Inc. 2.721% due 07/16/2023 •		200	200

INDUSTRIALS 0.4%
Nissan Motor Co. Ltd.
3.043% due 09/15/2023		400	399
3.522% due 09/17/2025		400	393

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

4.345% due 09/17/2027		200	197

			989

Total Japan			1,189

NETHERLANDS 0.5%
BANKING & FINANCE 0.5%
ING Groep NV 3.869% due 03/28/2026 •		1,000	1,006

Total Netherlands			1,006

SOUTH KOREA 0.2%
BANKING & FINANCE 0.2%
Hyundai Capital Services, Inc. 0.750% due 09/15/2023		500	484

Total South Korea			484

SWITZERLAND 0.5%
BANKING & FINANCE 0.5%
Credit Suisse Group AG
7.125% due 07/29/2022 •(e)(f)		200	201
3.091% due 05/14/2032 •		250	226
6.250% due 12/18/2024 •(e)(f)		200	202
UBS Group AG 1.364% due 01/30/2027 •		400	368

			997

Total Switzerland			997

UNITED KINGDOM 0.9%
BANKING & FINANCE 0.9%
Barclays Bank PLC 7.625% due 11/21/2022 (f)		600	615
HSBC Holdings PLC
2.357% due 08/18/2031 •		300	267
1.750% due 07/24/2027 •	GBP	300	372
5.250% due 09/16/2022 •(e)(f)	EUR	200	224
Lloyds Banking Group PLC 4.550% due 08/16/2028		$400	413
Standard Chartered PLC 7.500% due 04/02/2022 •(e)(f)		200	200

			2,091

Total United Kingdom			2,091

UNITED STATES 3.6%
BANKING & FINANCE 1.3%
Bank of America Corp. 1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		500	505
Citigroup, Inc. 2.876% due 07/24/2023 •		300	300
Ford Motor Credit Co. LLC 3.550% due 10/07/2022		400	401
Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •		1,200	1,201
3.000% due 03/15/2024		400	400
Nissan Motor Acceptance Co. LLC 2.750% due 03/09/2028		200	181

			2,988

INDUSTRIALS 1.7%
Broadcom, Inc.
3.419% due 04/15/2033		400	374
4.000% due 04/15/2029 (a)		500	500
Charter Communications Operating LLC 4.464% due 07/23/2022		700	703
DAE Funding LLC 1.550% due 08/01/2024		500	473
Hyatt Hotels Corp. 1.800% due 10/01/2024		400	385
Magallanes, Inc.
3.428% due 03/15/2024		200	201
3.638% due 03/15/2025		200	201

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

3.755% due 03/15/2027		200	200
Microchip Technology, Inc. 0.983% due 09/01/2024		300	284
T-Mobile USA, Inc. 3.500% due 04/15/2025		400	403

			3,724

UTILITIES 0.6%
Cleco Power LLC 1.326% (US0003M + 0.500%) due 06/15/2023 ~		600	600
Pacific Gas & Electric Co.
1.700% due 11/15/2023		400	390
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		400	400

			1,390

Total United States			8,102

Total Corporate Bonds & Notes (Cost $16,510)			16,071

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%
UNITED KINGDOM 0.2%
Business Mortgage Finance PLC 0.000% due 08/15/2040 •	EUR	78	85
Uropa Securities PLC 0.699% due 10/10/2040 •	GBP	271	341

Total United Kingdom			426

UNITED STATES 2.7%
Barclays Commercial Mortgage Securities Trust 1.397% due 10/15/2037 •		$591	584
Colony Mortgage Capital Ltd. 1.526% due 11/15/2038 •		600	592
Commercial Mortgage Trust 2.147% due 12/15/2038 •		740	730
Countrywide Alternative Loan Trust 0.817% due 04/25/2046 •		281	277
GS Mortgage Securities Corp. Trust 3.419% due 10/10/2032		900	902
Independence Plaza Trust 3.911% due 07/10/2035		300	296
J.P. Morgan Chase Commercial Mortgage Securities Trust 1.647% due 02/15/2035 •		570	564
JP Morgan Chase Commercial Mortgage Securities Trust 2.450% due 12/15/2031 •		278	276
MASTR Adjustable Rate Mortgages Trust 2.759% due 11/21/2034 ~		96	95
Morgan Stanley Capital Trust 1.647% due 11/15/2034 •		226	224
SFO Commercial Mortgage Trust 1.897% due 05/15/2038 •		400	391
Towd Point Mortgage Trust 2.250% due 12/25/2061 ~		789	781
TTAN 1.247% due 03/15/2038 •		399	394

Total United States			6,106

Total Non-Agency Mortgage-Backed Securities (Cost $6,599)			6,532

SOVEREIGN ISSUES 0.5%
SAUDI ARABIA 0.5%
Saudi Government International Bond 2.900% due 10/22/2025		1,200	1,211

Total Sovereign Issues (Cost $1,259)			1,211

U.S. GOVERNMENT AGENCIES 0.3%
UNITED STATES 0.3%
Fannie Mae 0.757% due 12/25/2045 •		261	261
Freddie Mac
0.546% due 07/15/2040 •		126	127
0.847% due 07/15/2037 •		14	14
0.927% due 10/15/2033 •		128	129
2.322% due 09/01/2037 •		211	222

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

Total U.S. Government Agencies (Cost $749)			753

U.S. TREASURY OBLIGATIONS 2.8%
UNITED STATES 2.8%
U.S. Treasury Inflation Protected Securities (d)
0.750% due 02/15/2045		119	137
1.000% due 02/15/2048		114	142
1.375% due 02/15/2044		241	309
U.S. Treasury Notes
2.000% due 04/30/2024		100	99
2.875% due 09/30/2023 (h)		5,160	5,219
2.875% due 11/30/2023		480	485

Total U.S. Treasury Obligations (Cost $6,531)			6,391

SHORT-TERM INSTRUMENTS 62.1%
REPURCHASE AGREEMENTS (g) 2.6%			5,883

ISRAEL TREASURY BILLS 1.8%
(0.002)% due 04/06/2022 - 01/04/2023 (b)(c)	ILS	12,700	3,977

U.S. TREASURY BILLS 45.0%
0.270% due 04/05/2022 - 06/23/2022 (b)(c)(j)(l)		$101,200	101,156

U.S. TREASURY CASH MANAGEMENT BILLS 12.7%
0.586% due 06/14/2022 - 07/19/2022 (b)(c)		28,500	28,453

Total Short-Term Instruments (Cost $139,418)			139,469

Total Investments in Securities (Cost $229,612)			227,979

		SHARES
INVESTMENTS IN AFFILIATES 0.1%
SHORT-TERM INSTRUMENTS 0.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short Asset Portfolio		13,014	128
PIMCO Short-Term Floating NAV Portfolio III		6,264	61

Total Short-Term Instruments (Cost $192)			189

Total Investments in Affiliates (Cost $192)			189

Total Investments 101.5% (Cost $229,804)			$228,168
Financial Derivative Instruments (i)(k) (1.7)%(Cost or Premiums, net $610)			(3,930)
Other Assets and Liabilities, net 0.2%			504

Net Assets 100.0%			$224,742

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(g)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	0.010%	03/31/2022	04/01/2022	$5,883	U.S. Treasury Bills 0.000% due 08/04/2022	$(6,001)	$5,883	$5,883

Total Repurchase Agreements	$(6,001)	$5,883	$5,883

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Sale-Buyback Transactions

BCY	0.320%	04/05/2022	04/06/2022	$(5,225)	$(5,225)
0.350	04/01/2022	04/04/2022	(5,217)	(5,217)
MSC	0.370	04/01/2022	04/04/2022	(5,219)	(5,219)
0.370	04/04/2022	04/05/2022	(5,216)	(5,216)

Total Sale-Buyback Transactions	$(20,877)

(h)	Securities with an aggregate market value of $20,874 have been pledged as collateral under the terms of master agreements as of March 31, 2022.
(1)	Includes accrued interest.
(i)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-mini S&P 500 Index June Futures	06/2022	497	$112,589	$8,116	$0	$(1,622)
Euro-Bund 10-Year Bond June Futures	06/2022	1	176	(10)	2	0
Mini MSCI EAFE Index June Futures	06/2022	1,048	112,367	6,028	0	(1,848)
U.S. Treasury 5-Year Note June Futures	06/2022	195	22,364	(599)	27	0
U.S. Treasury 30-Year Bond June Futures	06/2022	12	1,801	(54)	8	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	4	709	(28)	4	0

$13,453	$41	$(3,470)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 2-Year Note June Futures	06/2022	33	$(6,993)	$95	$0	$(5)
U.S. Treasury 10-Year Note June Futures	06/2022	92	(11,305)	320	0	(23)

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

United Kingdom Long Gilt June Futures	06/2022	1	(159)	2	0	(1)

$417	$0	$(29)

Total Futures Contracts	$13,870	$41	$(3,499)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.581%	$600	$8	$(4)	$4	$0	$(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806	100	2	(1)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637	200	0	1	1	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	400	1	0	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.955	600	4	(3)	1	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991	200	7	(5)	2	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638	700	129	(26)	103	1	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.150	600	59	(37)	22	0	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	1.132	100	0	(1)	(1)	0	0
Stellantis NV	5.000	Quarterly	06/20/2026	1.199	EUR	400	94	(24)	70	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	200	46	(9)	37	0	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.830	400	0	4	4	0	0

$350	$(105)	$245	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$400	$(12)	$(23)	$(35)	$0	$(1)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	700	(25)	(33)	(58)	0	(1)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	1,700	155	(45)	110	0	(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	300	15	2	17	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	500	12	(3)	9	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	4,400	103	(26)	77	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	4,500	65	9	74	0	0
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	500	(2)	2	0	0	0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	400	26	7	33	0	(1)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	4,500	139	(48)	91	0	0
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026	1,700	52	(20)	32	0	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	5,600	159	(58)	101	0	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	1,700	26	0	26	1	0

$713	$(236)	$477	$1	$(5)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	3-Month USD-LIBOR	0.500%	Semi-Annual	06/16/2026	$13,000	$179	$882	$1,061	$0	$0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	3,800	(207)	(222)	(429)	2	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	6,900	(465)	(480)	(945)	20	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(20)	26	6	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	200	(20)	48	28	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(93)	173	80	0	(6)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(40)	96	56	0	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	1,200	230	38	268	0	(8)

$(436)	$561	$125	$22	$(20)

Total Swap Agreements	$627	$220	$847	$24	$(26)

(j)	Securities with an aggregate market value of $12,629 and cash of $2,149 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)							Unsettled variation margin liability of $(43) for closed future is outstanding at period end.
(k)							FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Asset	Liability

BOA	04/2022		$386	JPY	44,700		$0	$(19)
BPS	04/2022	EUR	1,705		$1,904		19	0
	04/2022	GBP	705		945		19	0
	04/2022	JPY	28,100		245		14	0
	07/2022		$378	BRL	2,000		31	0
BSH	07/2022	BRL	26,600		$4,659		0	(784)
	07/2022		$3,743	BRL	20,000		350	0
CBK	04/2022	ILS	3,100		$947		0	(25)
	04/2022	MXN	9,893		456		0	(40)
	06/2022	ILS	900		278		0	(5)
	08/2022		7,100		2,216		0	(19)
	10/2022		200		64		1	0
	01/2023		1,400		444		0	0
GLM	07/2022	BRL	2,200		386		0	(64)
	07/2022		$773	BRL	4,000		46	0
HUS	04/2022		395	EUR	359		2	0
	04/2022		266	GBP	202		0	0
JPM	07/2022		528	BRL	2,800		44	0
RBC	06/2022		485	MXN	9,990		11	0

Total Forward Foreign Currency Contracts							$537	$(956)

WRITTEN OPTIONS:
CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES
Counterparty	Description		Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

BOA	Put - OTC CDX.IG-37 5-Year Index		Sell	0.900%	04/20/2022	400	$(1)	$0
	Put - OTC CDX.IG-37 5-Year Index		Sell	0.900	05/18/2022	800	(1)	(1)
	Put - OTC CDX.IG-38 5-Year Index		Sell	1.200	07/20/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	1.000	06/15/2022	400	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	1.200	06/15/2022	600	(1)	(1)
BPS	Put - OTC CDX.IG-37 5-Year Index		Sell	1.200	07/20/2022	200	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index		Sell	4.250	05/18/2022	100	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index		Sell	5.250	06/15/2022	100	(1)	(1)
BRC	Put - OTC CDX.IG-37 5-Year Index		Sell	0.900	05/18/2022	200	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index		Sell	4.250	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	0.850	05/18/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	0.900	05/18/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	1.000	06/15/2022	1,000	(2)	(1)
CBK	Put - OTC CDX.IG-37 5-Year Index		Sell	0.850	05/18/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	0.850	05/18/2022	200	0	0
DUB	Put - OTC CDX.HY-37 5-Year Index		Sell	101.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index		Sell	0.950	05/18/2022	400	0	0
GST	Put - OTC CDX.HY-37 5-Year Index		Sell	101.000	05/18/2022	100	(1)	0
JPM	Put - OTC CDX.IG-37 5-Year Index		Sell	0.850	05/18/2022	200	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index		Sell	4.000	04/20/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index		Sell	5.500	06/15/2022	100	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index		Sell	1.200	07/20/2022	100	0	0
MYC	Put - OTC CDX.HY-37 5-Year Index		Sell	104.000	04/20/2022	100	(1)	0
	Put - OTC CDX.IG-37 5-Year Index		Sell	1.200	06/15/2022	300	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index		Sell	0.900	05/18/2022	200	0	0

Total Written Options							$(17)	$(8)

(l)

Securities with an aggregate market value of $273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2022 (Unaudited)

(1)				Notional Amount represents the number of contracts.
FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022

Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$22,873	$0	$22,873
Ireland	0	1,177	0	1,177
Japan	0	0	669	669
Jersey, Channel Islands	0	1,196	0	1,196
United States	0	31,637	0	31,637
Corporate Bonds & Notes
Cayman Islands
Industrials	0	489	0	489
Denmark
Banking & Finance	0	401	0	401
France
Banking & Finance	0	518	0	518
Germany
Banking & Finance	0	609	0	609
Ireland
Banking & Finance	0	185	0	185
Japan
Banking & Finance	0	200	0	200
Industrials	0	989	0	989
Netherlands
Banking & Finance	0	1,006	0	1,006
South Korea
Banking & Finance	0	484	0	484
Switzerland
Banking & Finance	0	997	0	997
United Kingdom
Banking & Finance	0	2,091	0	2,091
United States
Banking & Finance	0	2,988	0	2,988
Industrials	500	3,224	0	3,724
Utilities	0	1,390	0	1,390
Non-Agency Mortgage-Backed Securities
United Kingdom	0	426	0	426
United States	0	6,106	0	6,106
Sovereign Issues
Saudi Arabia	0	1,211	0	1,211
U.S. Government Agencies
United States	0	753	0	753
U.S. Treasury Obligations
United States	0	6,391	0	6,391
Short-Term Instruments
Repurchase Agreements	0	5,883	0	5,883
Israel Treasury Bills	0	3,977	0	3,977
U.S. Treasury Bills	0	101,156	0	101,156
U.S. Treasury Cash Management Bills	0	28,453	0	28,453

	$500	$226,810	$669	$227,979
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$189	$0	$0	$189

Total Investments	$689	$226,810	$669	$228,168

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	63	0	65
Over the counter	0	537	0	537

	$2	$600	$0	$602
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,471)	(54)	0	(3,525)
Over the counter	0	(964)	0	(964)

	$(3,471)	$(1,018)	$0	$(4,489)

Total Financial Derivative Instruments	$(3,469)	$(418)	$0	$(3,887)

Totals	$(2,780)	$226,392	$669	$224,281

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio's shares is based on the Portfolio's net asset value ("NAV"). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

Notes to Financial Statements (Cont.)

Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter “stale price arbitrage” as discussed under the "Frequent or Excessive Purchases, Exchanges and Redemptions" section in the Portfolio's prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio's tax positions for all open tax years. As of March 31, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A copy of each affiliate fund’s shareholder report is available at the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$129	$0	$0	$0	$(1)	$128	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$61	$0	$0	$0	$0	$61	$0	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	RBC	Royal Bank of Canada

Currency Abbreviations:
BRL	Brazilian Real	ILS	Israeli Shekel	MXN	Mexican Peso
EUR	Euro	JPY	Japanese Yen	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	EAFE	Europe, Australasia, and Far East Stock Index	SOFRINDX	Secured Overnight Financing Rate Index
CDX.HY	Credit Derivatives Index - High Yield	S&P 500	Standard & Poor's 500 Index	US0003M	ICE 3-Month USD LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced